Exhibit 99.1

Forward-looking statements

This presentation contains certain forward-looking statements. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. For a list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2008 and the Company’s Form 10-Q for the quarter ended June 30, 2009. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Expansion project update
Expansion project on track
New converting line progress
-	Successful speed trials completed
-	New BT micro emboss provides significant improvement in softness and “look”
Warehouse progress
-	Building construction underway
-	Occupancy of first half of warehouse by mid-May 2010
-	Projected 100% completion by mid-July

1

Follow-on offering a success

  Offering closed in August
  Net proceeds of $14.8 million

Strong sales trends

$25,000
$20,000
$15,000
$10,000
$5,000
$0
Sales ($000)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Cases (000)
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
Converted product
Parent rolls
Cases shipped

Positive sales and earnings trends

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
Net sales
Gross Profit
EBITDA
GP as a % of net sales
EBITDA as a % of net sales

Net debt trends

$ millions

	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07	4Q07
Total debt	$27.0	$31.1	$32.1	$32.0	$32.3	$30.4	$27.7	$25.2
Cash& ST investments	$-	$-	$-	$-	$-	$-	$-	$-
Net debt	$27.0	$31.1	$32.1	$32.0	$32.3	$30.4	$27.7	$25.2

	1Q08	2Q08	3Q08	4Q08	1Q09	2Q09	3Q09
Total debt	$25.8	$24.9	$25.4	$24.1	$21.9	$22.6	$24.1
Cash& ST investments	$-	$-	$-	$-	$1.6	$4.3	$22.8
Net debt	$25.8	$24.9	$25.4	$24.1	$20.3	$18.3	$1.2

5

Positive financial ratio trends

7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
Funded debt to EBITDA
Debt Service Coverage

     Waste paper has cost advantage to
purchased Kraft – price trends increasing

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Avg. printed/lightly print bleached board
NBSK list
EUC list

Source: RISI price watch

NBSK/EUC: Nov-09 pricing is show as the same as Oct-09 because November pricing for NBSK and EUC is not yet available.

Non-GAAP explanation

In addition to our Generally Accepted Accounting Principles ("GAAP") results, we also consider non-GAAP measures of our performance for a number of purposes. We use Net Debt as a supplemental measure of our leverage that is not required by, or presented in accordance with, GAAP. Net Debt represents total debt minus cash and short term investments. The table on page 5 reconciles Net Debt to GAAP figures.

We also use Earnings before Interest, Taxes, Depreciation, and Amortization ("EBITDA") as a supplemental measure of our performance that is not required by, or presented in accordance with, GAAP. EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization. The table on the next page reconciles EBITDA to net income for each reported quarter from 1Q 2006 to 3Q 2009:

8

Reconciliation of non-GAAP
 measures

	1Q06	2Q06	3Q06	4Q06	1Q07	2Q07	3Q07	4Q07	1Q08	2Q08	3Q08	4Q08	1Q09	2Q09	3Q09
(In thousands)
EBITDA Reconciliation:
Net Income	$182	$(292)	$(151)	$993	$(131)	$743	$1,136	$850	$611	$887	$1,423	$2,270	$2,797	$3,775	$3,815
Plus: Interest Expense	47	243	836	854	873	708	635	612	411	320	310	321	159	135	174
Plus: Income Tax Expense	98	(174)	65	(553)	(49)	139	156	61	283	429	513	978	1,649	1,832	1,673
Plus: Depreciation	393	392	697	772	749	749	750	753	754	772	783	812	804	834	1,003
Earnings Before Interest, Income Tax, Depreciation and Amortization	$720	$169	$1,447	$2,066	$1,442	$2,339	$2,677	$2,276	$2,059	$2,408	$3,029	$4,381	$5,409	$6,576	$6,665